Exhibit 99.1

Carreker Corporation Reports Second Quarter Fiscal 2003 Results;
Company Returns to Profitability

    DALLAS--(BUSINESS WIRE)--Sept. 10, 2003--Carreker Corporation (Nasdaq:CANI), a leading provider of payments technology and consulting solutions for the financial services industry, today reports revenues of $36.2 million for the second quarter ended July 31, 2003, compared with $28.3 million in the first quarter fiscal 2003 and $43.5 million in the second quarter of fiscal 2002.
    The Company reports net income of $3.9 million, or $0.17 per share (basic and diluted), for the second quarter fiscal 2003, which compares with a net loss of $3.0 million, or $0.13 per share (basic and diluted), for the first quarter fiscal 2003, and net income of $7.9 million or $0.34 (basic) and $0.33 per share (diluted) in the year ago quarter.
    "Our strong second quarter combines with a disappointing first quarter to return us to profitability for the six months," said J.D. (Denny) Carreker, Chairman and Chief Executive Officer of Carreker Corporation. "Our positive cash flow for this period permitted us to further reduce debt during the quarter while maintaining the strong cash balances and adequate additional borrowing capacity to allow us to continue to invest in our future growth."

    Conference Call

    Management has scheduled a conference call today, Wednesday, September 10, 2003, at 5:00 p.m. Eastern Time. The conference call is intended to provide a forum for a discussion of the Company's second quarter fiscal 2003 financial results, business conditions, industry trends and other points of interest to investors. To join the conference call, domestic participants dial 800-361-0912, international participants dial 913-981-5559. A replay of the call will be available on Wednesday, September 10 from 8:00 p.m. Eastern Time through Tuesday, September 16 at 11:45 p.m. Eastern Time. To access the replay, domestic participants dial 888-203-1112, international participants dial 719-457-0820. All replay participants enter the pass-code 488891.

    Webcast

    A live webcast of the conference call, as well as the archive webcast, will be available through the investor relations (IR) section of the Company's website at http://ir.carreker.com. The webcast will also be distributed over Shareholder.com's Open Distribution Network.

    About Carreker Corporation

    Carreker Corporation improves earnings for financial institutions around the world. The company's integrated consulting and software solutions are designed to increase clients' revenues and reduce their expenses, while improving security and increasing the value of their customer relationships. Carreker provides products and services to more than 250 clients in the United States, Canada, the United Kingdom, Ireland, Australia and South Africa. Clients include the full range of community, regional and large banks, among them more than 75 of the largest 100 banks in the United States. Headquartered in Dallas, Texas, since 1978, Carreker Corporation also has offices located around the world including London and Sydney. For more information, visit www.carreker.com.

    Forward Looking Statements - Except for historical information, the statements in this release contain forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties that could cause actual results to differ materially, including but not limited to the volatility in the Company's common stock price and litigation related to the Company's restatement of its financials, as well as the risks and uncertainties arising out of economic, competitive, governmental and technological factors affecting the Company's operations, markets, services, products and prices. For further information concerning certain of these risks and uncertainties, see under the caption "Business - Risk Factors" in the Company's most recent Form 10-K for the year ended January 31, 2003. We assume no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.



                         CARREKER CORPORATION
                 Condensed Consolidated Balance Sheets
                              (Unaudited)
               (In thousands, except per share amounts)

                                ASSETS
                                               July 31,    January 31,
                                                2003          2003
                                             ------------  -----------

Current assets
  Cash and cash equivalents                  $   27,460    $   26,986
  Accounts receivable, net of allowance of
    $1,629 and $1,761 at July 31, 2003 and
    January 31, 2003, respectively               17,065        22,759
  Prepaid software royalties                        364           763
  Prepaid expenses and other current assets       2,561         3,073
                                             ------------  -----------
Total current assets                             47,450        53,581

Property and equipment, net of accumulated
  depreciation of $16,048 and $14,704 at
  July 31, 2003 and January 31, 2003,
  respectively                                    7,839         8,975
Capitalized software costs, net of
  accumulated amortization of $10,571 and
  $10,025 at July 31, 2003 and January 31,
  2003, respectively                              1,464         2,010
Acquired developed technology, net of
  accumulated amortization of $8,927 and
  $6,867 at July 31, 2003 and January 31,
  2003, respectively                             15,273        17,333
Goodwill, net of accumulated amortization of
  $3,405 at July 31, 2003 and January 31, 2003   21,193        21,193
Customer relationships, net of accumulated
  amortization of $3,033 and $2,333 at
  July 31, 2003 and January 31, 2003,
  respectively                                    5,367         6,067
Deferred loan costs, net of accumulated
  amortization of $892 and $676 at
  July 31, 2003 and January 31, 2003,
  respectively                                      816           576
Other assets                                        420           373
                                             ------------  -----------
Total assets                                 $   99,822    $  110,108
                                             ============  ===========

                  LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable                           $      509    $      725
  Accrued compensation and benefits               7,412         7,603
  Other accrued expenses                          4,422         6,030
  Income tax payable                                100            --
  Deferred revenue                               22,614        17,600
  Accrued merger and restructuring costs          2,668         3,735
                                             ------------  -----------
Total current liabilities                        37,725        35,693
Long-term debt                                   12,500        25,000
Deferred revenue                                     --           817
                                             ------------  -----------
Total liabilities                                50,225        61,510
                                             ------------  -----------

Contingencies

Stockholders' equity
  Preferred stock, $.01 par value:
    2,000 shares authorized; no shares
      issued or outstanding                          --            --
  Common stock, $.01 par value:
    100,000 shares authorized; 23,792 and
      23,574 shares issued at July 31, 2003
      and January 31, 2003, respectively            238           236
  Additional paid-in capital                    104,784       105,263
  Accumulated deficit                           (55,422)      (56,386)
  Less treasury stock, at cost: 1 and 27
    common shares at July 31, 2003 and
    January 31, 2003, respectively                   (3)         (515)
                                             ------------  -----------
Total stockholders' equity                       49,597        48,598
                                             ------------  -----------
Total liabilities and stockholders' equity   $   99,822    $  110,108
                                             ============  ===========




                         CARREKER CORPORATION
            Condensed Consolidated Statements of Operations
                              (Unaudited)
               (In thousands, except per share amounts)


                                Three Months Ended   Six Months Ended
                                     July 31,            July 31,
                                ------------------- ------------------
                                  2003      2002      2003     2002
                                --------- --------- --------- --------

Revenues:
  Consulting fees               $ 8,202   $12,946   $14,953   $22,541
  Software license fees           8,351    12,058    14,929    26,100
  Software maintenance fees      14,284    11,090    22,994    21,757
  Software implementation fees    4,508     5,695     9,402    12,892
  Out-of-pocket expense
    reimbursements                  816     1,670     2,139     3,858
                                --------   -------- --------- --------
    Total revenues               36,161    43,459    64,417    87,148

Cost of revenues:
  Consulting fees                 5,288     7,119    10,257    13,973
  Software license fees           1,905     2,068     3,626     3,761
  Software maintenance fees       3,070     2,475     6,186     5,244
  Software implementation fees    5,027     4,691     9,850     9,829
  Out-of-pocket expenses          1,038     1,939     2,291     4,276
                                --------  --------  --------- --------
    Total cost of revenues       16,328    18,292    32,210    37,083
                                --------  --------- --------- --------
Gross profit                     19,833    25,167    32,207    50,065

Operating costs and expenses:
  Selling, general and
    administrative               12,695    12,558    24,780    25,404
  Research and development        1,716     3,175     3,522     6,161
  Amortization of intangible
    assets                          350       350       700       700
  Restructuring and other
    charges                         778        --     1,462        --
                                --------  --------- --------- --------
    Total operating costs and
      expenses                   15,539    16,083    30,464    32,265
                                --------  --------- --------- --------
Income from operations            4,294     9,084     1,743    17,800

Other income (expense):
  Interest income                    73       125       154       193
  Interest expense                 (339)     (696)     (757)   (1,481)
  Other income (expense)             36       (49)       50        38
                                --------- --------- --------- --------
    Total other income (expense)   (230)     (620)     (553)   (1,250)
                                --------- --------- --------- --------
Income before provision
  (benefit) for income taxes      4,064     8,464     1,190    16,550
Provision (benefit) for income
  taxes                             133       547       226    (1,058)
                                --------- --------- --------- --------
Net income                      $ 3,931   $ 7,917   $   964   $17,608
                                ========= ========= ========= ========
Basic earnings per share        $  0.17   $  0.34   $  0.04   $  0.77
                                ========= ========= ========= ========
Diluted earnings per share      $  0.17   $  0.33   $  0.04   $  0.75
                                ========= ========= ========= ========
Shares used in computing basic
  earnings per share             23,547    23,397    23,547    22,850
                                ========= ========= ========= ========
Shares used in computing diluted
  earnings per share             23,723    24,005    23,631    23,351
                                ========= ========= ========= ========

    CONTACT: Carreker Corporation, Dallas
             Frank Tilley, 972-371-1454
             Fax: 972-458-2567
             ftilley@carreker.com